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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 15, 2003

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                        0-8483                       34-1017531
(State or Other Jurisdiction    (Commission File Number)        (I.R.S. Employer
 of Incorporation)                                        Identification Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b)      New Independent Accountants

         Effective September 15, 2003, the Audit Committee of the Board of Directors of Ceres Group, Inc. ("Ceres") engaged KPMG LLP ("KPMG") as our independent accountants.

         During the two most recent fiscal years and through the date of this Current Report on Form 8-K, Ceres did not consult KPMG regarding either:

                  (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to Ceres nor oral advice was provided that KPMG concluded was an important factor considered by Ceres in reaching a decision as to the accounting, auditing, or financial reporting issue; or

                  (ii) any matter that was either the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  EXHIBITS.

None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CERES GROUP, INC.


                                              /s/ David I. Vickers
                                              --------------------------------
                                              By:  David I. Vickers
                                              Its: Executive Vice President
                                                   and Chief Financial
                                                   Officer

Dated:  September 15, 2003